UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4963

THE BERWYN FUNDS
1189 LANCASTER AVENUE, BERWYN, PA 19312
KEVIN M. RYAN, 1189 LANCASTER AVENUE, BERWYN, PA 19312

Registrant's telephone number, including area code: (610) 296-7222

Date of fiscal year end: 12/31/03

Date of reporting period: 1/01/03 - 12/31/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders

A copy of the 2003 Annual Report to Stockholders is enclosed.

Item 2. Code of Ethics

  The registrant has adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer.
  (None)
  There have been no amendments to the code since its adoption.
  No waivers of the provisions of the code have been granted since its adoption.
  (None)
  (1) The registrant has filed a copy of its code of ethics as an exhibit on this form N-CSR.

(2) The registrant has posted a copy of the code of ethics on its Internet website, www.theberwynfunds.com.

Item 3. Audit Committee Financial Expert

  (1) The Board of Trustees has determined that there is one audit committee financial expert on its audit committee.

(2) The audit committee financial expert is Denis P. Conlon. Mr. Conlon is an independent Trustee.

Item 4. Principal Accountant Fees and Services

  Audit Fees.

  Aggregate audit fees billed for fiscal year 2002 by PricewaterhouseCoopers LLP were $30,000. Aggregate audit fees billed for fiscal year 2003 by PricewaterhouseCoopers LLP were $40,000. Aggregate audit fees billed for fiscal year 2003 by Briggs Bunting & Dougherty, LLP were $28,000.

  Audit Related Fees.

  There were no audit-related fees billed for fiscal year 2002. Audit related fees of $6800 were billed by Briggs Bunting & Dougherty LLP for fiscal year 2003. The services performed consisted of procedures, agreed upon by the Audit Committee and Briggs Bunting & Dougherty, LLP, undertaken for the purpose of assisting the Audit Committee in assessing Fund management's response to recommendations made by PricewaterhouseCoopers LLP in a management comment letter dated April 1, 2003. The services included a general review of the Semi-Annual Report to Stockholders.

  Tax Fees.

  There were no tax fees billed for fiscal year 2002. There were tax fees of $3,000 billed for fiscal year 2003. The services performed were the preparation of the federal income tax returns of the three portfolio series of the registrant.

  All Other Fees.

  No other fees billed for fiscal year 2002. In 2003, PricewaterhouseCoopers LLP billed the registrant $2000 to transfer the registrant's files to its new accountant, Briggs, Bunting & Dougherty, LLP.

  (1) Before the accountant was engaged for audit and non-audit services the engagement was approved by the registrant's audit committee.

(2) The services listed in paragraphs (b) and (c) were pre-approved by the audit committee. The registrant did not seek audit committee approval to pay the bill for the transfer of files from one accountant to another.

(f) The registrant's current accountant billed the registrant $9,800 for non -audit services for 2003. The registrant's prior accountant billed the registrant $2000 for non-audit services for 2003 and did not bill for any non-audit services for 2002. Neither the registrant's current accountant or former accountant billed the registrant's investment adviser or any entity controlling, controlled by or under common control with the registrant's adviser for non-audit services during the last two fiscal years.

  N/A
  N/A

Item 5. Audit Committee of Listed Registrant's

N/A

Item 6. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies

N/A

Item 8. N/A

Item 9. Controls and Procedures

The registrant's principal executive and financial officers have reviewed the registrant's disclosure controls and procedures prior to the filing of this report and have concluded that they are effective.

Item 10. Exhibits

THE BERWYN FUNDS

BERWYN FUND SERIES

BERWYN INCOME FUND SERIES

BERWYN CORNERSTONE FUND SERIES

2003

ANNUAL REPORT

Shareholders Services                                   no load
c/o PFPC Inc.                                               mutual funds
P.O. Box 9815
Providence, RI 02940-9840                           (800) 992-6757

THE BERWYN FUNDS
2003 ANNUAL REPORT

TABLE OF CONTENTS

President's Letter..1

Berwyn Fund Portfolio Manager's Letter...2

Average Annual Total Returns and Growth of a $10,000 Investment..........................3

Berwyn Income Fund Portfolio Manager's Letter...4

Average Annual Total Returns and Growth of a $10,000 Investment..........................5,6

Berwyn Cornerstone Fund Portfolio Manager's Letter..7

Average Annual Total Returns and Growth of a $10,000 Investment..........................8

Report of Independent Accountants..9

Statements of Assets and Liabilities...10

Statements of Operations..11

Statements of Changes In Net Assets..12

Financial Highlights – Berwyn Fund..14

Financial Highlights – Berwyn Income Fund...15

Financial Highlights – Berwyn Cornerstone Fund..16

Statement of Investments – Berwyn Fund...17

Statement of Investments – Berwyn Income Fund...20

Statement of Investments - Berwyn Cornerstone Fund..26

Notes to Financial Statements...28

Trustees..33

THE BERWYN FUNDS

2003 Annual Report
THE BERWYN FUNDS
Letter from the President

January 21, 2004

Dear Shareholder:

The Berwyn Funds performed well in 2003. Our flagship value fund, Berwyn Fund (BF), had an extraordinary total return of 50.01 percent. Berwyn Income Fund (BIF) continued its long-term history of providing a constant income stream and excellent total return to shareholders. BIF delivered a 16.23 percent total return in 2003. Berwyn Cornerstone Fund (BCF) did well on an absolute basis with a total return of 17.09 percent. Last year was the first full year of operation for BCF and we maintained a high cash position during most of this post start-up period. Consequently, relative to other mid-cap funds, its performance was muted. In our opinion, BCF is now favorably positioned to outperform in 2004.

The year 2003 began in an atmosphere of gloom. An impending war with Iraq, a lackluster domestic economy and a stock market, as measured by the S&P 500, which had declined 44 percent from its high in 2000 offered little hope to any but the most seasoned investors. However, as so often occurs, this despair which had resulted in a series of stock market sell-offs created the foundation for a major rally beginning in March of last year. The rally has been strong and broad, encompassing nearly all major sectors of the financial markets.

Prior to this rally we believed that the major stock indices were in a long-term, or secular, bear market. However, the power of 2003's rally suggests that a basebuilding process, which is necessary to provide the platform for a new long-term bull market, may have begun. In 2004, it would seem logical that the stock market should consolidate the dramatic gains of the past 9 to 10 months. In fact, a correction at this point may avoid a repeat of the hyper-speculation and bubble-bursting activity witnessed a short four years ago.

Regardless of the direction the financial markets take this year, we remain focused on providing value to our shareholders. As of this writing, we are working hard to uncover undervalued companies which have not fully participated in the recent price run-up. It is not easy, nor should it be.

Our major concerns at this time include the weakness of the dollar, inflation and long-term interest rates. Remarkably, despite a quickening economy and a dollar plummeting against the Euro in value, inflation has remained quiescent and long-term interest rates have risen only modestly from the incredible lows reached in mid-2003. We will continue to monitor these and other relevant data to help determine our equity and fixed income strategies in 2004 and beyond.

Towards the end of 2003 the mutual fund industry was shaken by revelations that certain fund managers were engaged in activities which conflicted with the best interests of their shareholders. Management of The Berwyn Funds and employees of The Killen Group, adviser to the Funds, have aligned our interests with those of our shareholders. For example, in early 2002, in an effort to discourage short-term trading, The Berwyn Funds imposed a one-percent redemption fee on sales made within six months of purchase. Our employees' 401-k Plan is heavily invested in The Berwyn Funds and the managers of your Funds are also substantial shareholders.

Each of the Funds employs a fundamentally based, value oriented investment strategy, which has served us well, particularly in recent years. We believe this approach has inherent strengths that lower risk over the long term. As a shareholder, you can depend upon the commitment of The Berwyn Funds to invest your money in accordance with these same value principles.

Sincerely yours,

Robert E. Killen
President

THE BERWYN FUNDS

2003 Annual Report
BERWYN FUND
a series of The Berwyn Funds

January 21, 2004

Dear Berwyn Fund Shareholder:

Berwyn Fund's (BF) net asset value increased from $17.23 to $24.78 for the year 2003. In addition, the Fund paid a year-end dividend of $1.08. Total return to shareholders was 50.01 percent, which eclipsed BF's previous record annual gain of 43.72 percent, achieved in 1991. As shown in the accompanying financial statements, the entire dividend represents a long-term capital gain distribution.

We are pleased with the Fund's performance as it represents a solid gain in absolute terms and, also, a victory in relative terms against our small-cap benchmark indices. For example, the Russell 2000, the most widely followed index of smaller capitalization stocks, rose 47.25 percent and the S&P 600 Index, another small-capitalization index, advanced 38.77 percent. Larger capitalization stocks, as measured by the S&P 500 Index and Dow Jones Industrial Average, gained 28.67 percent and 28.28 percent, respectively. The NASDAQ Composite Index, benefiting from a resurgence in technology stocks, advanced relentlessly in the last nine months of the year. Its 2003 total return of 50.01 percent exactly matched that of Berwyn Fund.

After the sharp downdrafts experienced by the stock market in July and October of 2002 and in March of 2003, last year's rebound was not unexpected. The broad rally, which has encompassed all major industry sectors, suggests that the secular bear market, which began in March, 2000, may be over. A quickening economy, low inflation and low interest rates, all of which were experienced in 2003, are often the ingredients necessary for a long-term bull market. However, we continue to be concerned about valuations. The rapid run-up in stock prices, which began in March, started from a higher level of price-to-earnings ratios than is normal at the birth of a new long-term bull market. Consequently, in the closing months of 2003 we became more cautious with regard to new investments and have allowed cash in the Fund to increase to 13 percent at year-end.

During 2003 your management continued to pursue its strategy of building a diversified portfolio of solid businesses, with good historical returns on assets and proven management teams, selling at reasonable multiples of earnings and cash flow. We believe that our emphasis on traditional investment fundamentals is responsible for both the low volatility and relatively superior performance of BF in the past several years.

The major contributors to last year's results were: FPIC Insurance Group, up 264 percent, Quidel Corp., up 210 percent and Terex Corp., up 156 percent. In the fourth quarter, CIMA Labs, a supplier of additives to the pharmaceutical industry, was acquired by Cephalon, Inc. for $34 per share. If the deal closes as scheduled in the first quarter of this year, we will realize a gain of 46 percent from its date of purchase in September, 2002. The major losers in the Fund, all of which were sold during the year, were IMC Global, Inc., Greif Bros. Corp., Metro One Telecommunications and Data I/O Corp.

At year-end there were 36 major positions in BF as compared to 40 stocks a year ago. This reflects the build-up of cash in the portfolio and the anticipation that a more attractive buying opportunity may be in the offing. Net assets in the Fund rose sharply from $32.3 million to $51.8 million due to capital appreciation and an increase in the number of shares outstanding. The pie chart, shown opposite, illustrates the allocation of BF's assets to various industry sectors. At year-end the weighted average market capitalization of stocks in the portfolio was $529 million as compared to $519 million last year. Wisconsin Energy Corp. had the largest market capitalization, $3,919 million and Patrick Industries, Inc. had the lowest capitalization, $40 million. New investment candidates must have a minimum capitalization of $125 million in order to ensure ample buying and selling liquidity.

The following graph compares BF's performance with that of the Russell 2000, our benchmark index, for the past 10 years. From the beginning of 1994 through 1997, results of BF correlated closely with the benchmark. However, in 1998 and 1999 the Russell 2000 outperformed BF as high technology and internet stocks, which had significantly greater representation in the Index, soared in price. Since the end of 1999 BF has outperformed the Russell 2000 as investors have become more cautious and individual stock valuations have assumed more importance in investors' buying decisions.

Your management team is appreciative of your continued support and is committed to delivering superior long-term results.

Very truly yours,

Robert E. Killen                                 Lee S. Grout
President                                            Co-Manager

                                         Long Term Fund Performance as of 12/31/03 (Average Annual Total Returns)

                                                                             One Year        Five Years      Ten Years

 Berwyn Fund                                                      50.01%            11.90%            9.77%

                                                                   Past performance is not a guarantee of future results.

Note: Returns for BF are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Dec. '93
Dec. '94
Dec. '95
Dec. '96
Dec. '97
Dec. '98
Dec. '99
Dec. '00
Dec. '01
Dec. '02
Dec. '03
$25,389
$24,730
Berwyn Fund
Russell 2000

THE BERWYN FUNDS

2003 Annual Report
BERWYN INCOME FUND
a series of The Berwyn Funds

January 21, 2004

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of Berwyn Income Fund during 2003 was 16.23%. Net asset value per share increased from $10.64 on December 31, 2002 to $11.74 on December 31, 2003. In addition, quarterly dividends totaling $0.59 were distributed during the year from net investment income. This compares to last year's dividends of $0.63. Yields on corporate bonds fell significantly during the year, challenging our ability to maintain BIF's yield. Consistent with its objective to generate income for its shareholders while preserving capital, nearly two-thirds of BIF's portfolio was invested in corporate bonds with the remainder in preferred and dividend-paying common stocks at year-end. The chart on the following page shows BIF's year-end sector breakdown.

The corporate bond market underwent a strong, broad rally during the year with lower quality issues outperforming higher quality bonds by a wide margin. As the year progressed, confidence grew that we were in the early stage of an economic recovery. BIF's emphasis on the purchase of higher yielding bonds beginning in the fourth quarter of 2002 enhanced its participation in this rally.

Total returns for the quarter and year ending December 31st are given below for BIF versus its reference indices*:

	Quarter Ending 12/31/03	Year Ending 12/31/03
BIF	4.47%	16.23%
BIG	0.36%	4.20%
HYC	6.90%	32.28%
LIFI	5.88%	15.91%

*Citigroup Broad Investment Grade Index (BIG), Citigroup High Yield Composite Index (HYC) and Lipper Income Fund Index (LIFI).

For the year, BIF outperformed all of its reference indices except HYC. HYC's returns reflect the impressive performance of lower quality bonds. BIG, dominated by US Treasury and agency bonds, produced only a modest return as interest rates moved slightly higher. The Lipper Income Fund Index, our only reference index with an equity component, advanced based on the stock market rally that began in the second quarter. BIF's performance was driven by the appreciation of its corporate bonds, representing a blend of investment grade and high yield ratings, as well as its common stock holdings.

In past reports we have discussed the compelling values in the corporate bond market, especially since the interest rates on Treasury securities have fallen to such low levels. The rally in the corporate bond market this year was of dramatic proportions. Confidence returned to the credit markets as the economic recovery took hold, fueled by the easy money policies of the Federal Reserve Board and the fiscal policies of the Federal Government. Currently, corporate bonds, which had been trading at historically wide credit yield spreads, are priced at more normal levels.

BIF achieved a respectable level of income and total return while maintaining a diversified portfolio with respect to credit quality and industry groups. Significant profits were taken in high quality corporate bonds, single A and better, and BIF's representation in high yield bonds was increased. The healthcare sector grew with the introduction of bonds issued by AmerisourceBergen Corp., Humana Inc. and Province Healthcare. Dividend-paying common stocks of Conagra and Heinz boosted our consumer staples holdings. Over-weighted industrial and basic material positions, which benefited from the spreading recovery, were reduced closer to market weightings.

Given the recent evidence that a substantial economic recovery has started, BIF continues to focus on investing in corporate bonds that afford attractive yield spreads to Treasury bonds. Dividend-paying common stocks will also play an important role in our strategy, even more so now that the maximum tax on corporate dividends has been reduced to fifteen percent.

While BIF enjoyed significant progress in 2003, this is not a time for complacency. Interest rates have fallen to such low levels that there is pressure on money managers to "reach" for yield, taking unintentional risk. Your management is mindful of global financial and political issues and the risks that they present to the direction of long-term, domestic interest rates. The past decade has been characterized by disinflation, but we must now shift focus to the budding tension between worldwide deflationary forces and recent policies to stimulate, and possibly reflate, our economy.

Thank you for your confidence in BIF.

Very truly yours,

Edward A. Killen                                 Robert E. Killen
Portfolio Manager                                President

                                                 Long Term Fund Performance as of 12/31/03 (Average Annual Total Returns)

                                                                       One Year                     Five Years                    Ten Years

Berwyn Income Fund                                   16.23%                          9.18%                           8.63%

                                                                     Past performance is not a guarantee of future results.

Note: Returns for BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment
$25,000
$20,000
$15,000
$10,000
$5,000
$22,893
$19,745
$19,590
Berwyn Income Fund
Salomon Brothers Broad Investment Grade Bond Index
Salomon Brothers High Yield Composite Index
Dec. '93
Dec. '94
Dec. '95
Dec. '96
Dec. '97
Dec. '98
Dec. '99
Dec. '00
Dec. '01
Dec. '02
Dec. '03

Growth of a $10,000 Investment
$25,000
$20,000
$15,000
$10,000
$5,000
$22,893
BIF
$22,816
LIFI
Berwyn Income Fund
Lipper Income Fund Index
Dec. '93
Dec. '94
Dec. '95
Dec. '96
Dec. '97
Dec. '98
Dec. '99
Dec. '00
Dec. '01
Dec. '02
Dec. '03

THE BERWYN FUNDS

2003 Annual Report
BERWYN CORNERSTONE FUND
a series of The Berwyn Funds

January 21, 2004

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's (BCF) net asset value increased from $9.89 to $11.58 for a total return of 17.09 percent during 2003. This was the Fund's first complete year of operation. As the Fund entered 2003, we continued to concentrate on investing BCF's cash reserves in attractively priced, well run companies. Purposely, we followed a cautious path, moving from 21.47 percent invested at the beginning of the year to 84.53 percent at year-end. Unfortunately, as the market rallied strongly throughout the early summer and second half of the year, the cash position, which had benefited BCF in 2002, restricted its relative performance. For example, the S&P 400 Midcap Index rose 35.62 percent in 2003. However, BCF's annualized total return performance of 9.20 percent since its inception date of May 1, 2002 remains attractive compared to the 5.17 percent return for the S&P 400 Midcap Index over the same time period.

At the beginning of 2003, market psychology was dominated by economic uncertainty and the potential ramifications of a war in Iraq. However, as the year progressed, pessimism yielded to unmistakable economic data that a recovery was underway. These economic statistics were confirmed in the form of improving corporate earnings, which added momentum to the stock market's advance, already in progress. Throughout this period we continued to invest in companies with sound balance sheets, experienced management teams and defendable market positions that were selling at below average market valuations. The table below summarizes the stocks purchased and the month in which they were added to the portfolio. At year-end only Talbot's, a clothing retailer, was selling below our purchase price.

Company                                        Month purchased
Best Buy (BBY)                             January
YUM Brands (YUM)                     February
Lubrizol Corp (LZ)                         February
HJ Heinz (HNZ)                              March
General Dynamics (GD)                April
RR Donnelley (DNY)                     May
Baxter International (BAX)           June
Webster Financial (WBS)             June
Black & Decker Corp (BDK)        June
Rite Aid Corp (RAD)                     August
ChevronTexaco Corp (CVX)         September
Talbots Inc (TLB)                          October
Progress Energy (PGN)                December
Mattel Inc (MAT)                         December

At this time, your management team is pleased with the composition of the portfolio and believes we are poised to do well on a relative basis in 2004, regardless of the direction the overall stock market may take. As we look ahead, we will remain dedicated to our value-oriented investment philosophy, unswayed by short-term market trends, and continue to add sound companies at prices we believe are less than their intrinsic value. Our year-end cash position of 15 percent will be used to further diversify the portfolio as attractive opportunities become available.

We appreciate our shareholders' support and look forward to reporting 2004's progress in the months ahead. We believe that our strategies will build a long-term record of superior performance.

Sincerely yours,

Lee S. Grout, CFA                   Robert E. Killen
Co-Manager                             Co-Manager

                                                      Long Term Fund Performance as of 12/31/03 (Average Annual Total Returns)

                                                                                One Year                From Inception (5/01/02)

Berwyn Cornerstone Fund                                     17.09%                             9.20%

                                                                  Past performance is not a guarantee of future results.

Note: Returns for BCF are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BCF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment
$12,000
$10,000
$8,000
$6,000
$4,000
$11,580
$10,912
Berwyn Cornerstone Fund
S&P Mid-Cap 400
April '02
June '02
Sept. '02
Dec. '02
March '03
June '03
Sept. '03
Dec. '03

BRIGGS
BUNTING &
DOUGHERTY, LLP

Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Trustees and
Shareholders of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (portfolio series of The Berwyn Funds) including the statements of investments, as of December 31, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year or period ended December 31, 2002 and the financial highlights for each of the years or period in the four year period ended December 31, 2002 were audited by other auditors whose report dated February 26, 2003 expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Berwyn Funds as of December 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 6, 2004

THE BERWYN FUNDS - STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

		BERWYN	BERWYN
	BERWYN	INCOME	CORNERSTONE
	FUND	FUND	FUND
Assets:
Investments in Unaffiliated Securities, at Market Value	$47,784,099	$133,882,156	$1,043,561
(Cost $31,080,137, $122,142,449 and $888,750 for Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund, respectively)

Investments in Affiliated Securities, at Market Value	2,312,625	-	-
(Cost $360,323, $0 and $0 for Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund, respectively)

Total Investments in Securities, at Market Value	50,096,724	133,882,156	1,043,561
(Cost $31,440,460, $122,142,449 and $888,750 for Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund, respectively)

Cash	1,701,023	-	189,564
Receivables:
Dividends	42,046	152,806	1,354
Fund Shares Sold	361,567	591,076	8,075
Interest	1,588	1,429,334	-
Investment Securities Sold	-	27,428	-
Due From Advisor	-	-	10,200	#
Total Assets	52,202,948	136,082,800	1,252,754

Liabilities:
Payables:
Investment Advisory Fee	39,471	55,416	-
Fund Shares Redeemed	359,571	149,493	-
Investment Securities Purchased	-	470,105	-
Accrued Expenses	19,895	23,202	10,200
Total Liabilities	418,937	698,216	10,200

Net Assets:	$51,784,011	$135,384,584	$1,242,554

Outstanding Shares of Beneficial Interest	2,089,356	11,532,037	107,326
No Par Value (Authorized 20,000,000 shares)
Net Asset Value and Offering Price Per Share	$24.78	$11.74	$11.58

Minimum Redemption Price Per Share	$24.53	$11.62	$11.46

On December 31, 2003 Net Assets consisted of the following:

Paid-in Capital	33,127,747	137,844,030	1,093,782
Undistributed Net Investment Income	-	207,131	-
Accumulated Net Realized Loss	-	(14,406,284)	(6,039)
Net Unrealized Appreciation of Investment Securities	18,656,264	11,739,707	154,811
	$51,784,011	$135,384,584	$1,242,554
The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - STATEMENTS OF OPERATIONS

		BERWYN	BERWYN
	BERWYN	INCOME	CORNERSTONE
	FUND	FUND	FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/03	12/31/03	12/31/03
Investment Income:
Dividends	$433,423	$1,680,308	$7,701
Interest	30,710	5,050,655	1,652
Other Income	-	4,052	-

Total Investment Income	464,133	6,735,015	9,353

Expenses:
Investment Advisory Fee	361,302	561,699	7,613
Transfer Agent Fees	38,465	49,440	22,796
Custodian Fees	7,588	18,693	6,500
Professional Fees	40,452	37,302	24,019
Trustees' Fees	3,200	3,200	3,200
Registration Fees	18,639	19,048	18,030
Printing Costs	12,123	17,351	1,360
Office Expense	18,373	27,396	1,448
Insurance	8,972	12,911	1,077
Other Expenses	3,241	2,448	-
Total Expenses Before Reimbursement by Advisor	512,355	749,488	86,043
Less Expenses Waived and/or Paid by Advisor	-	-	(71,682)

Net Expenses	512,355	749,488	14,361

Net Investment Income (Loss)	(48,222)	5,985,527	(5,008)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Sales of Unaffiliated	1,636,860	1,955,556	(4,695)
Investment Securities

Net Realized Gain from Sales of Affiliated	461,202	-	-
Investment Securities

Net Realized Gain (Loss) from Sales of Investment Securities	2,098,062	1,955,556	(4,695)

Net Change in Net Unrealized Appreciation	13,456,791	8,928,075	144,022
on Investment Securities

Net Realized and Unrealized Gain on Investments	15,554,853	10,883,631	139,327

Net Increase in Net Assets Resulting
from Operations:	$15,506,631	$16,869,158	$134,319

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN		BERWYN		BERWYN
	FUND		INCOME FUND		CORNERSTONE FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	05/01/02* THROUGH
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income (Loss)	$(48,222)	$102,217	$5,985,527	$3,700,721	$(5,008)	$(1,346)
Net Realized Gain (Loss) from Sales of
Investment Securities	2,098,062	2,497,252	1,955,556	1,456,238	(4,695)	(1,344)
Change in Net Unrealized Appreciation (Depreciation)
on Investment Securities	13,456,791	(6,139,749)	8,928,075	322,599	144,022	10,789

Net Increase (Decrease) in Net Assets Resulting
from Operations	15,506,631	(3,540,280)	16,869,158	5,479,558	134,319	8,099

Distributions to Shareholders:
From Net Investment Income	-	(114,361)	(6,140,055)	(3,706,605)	-	-
From Realized Gain from Sales of Investments	(2,165,925)	(2,510,181)	-	-	-	-
Net Decrease in Net Assets Resulting from Distributions	(2,165,925)	(2,624,542)	(6,140,055)	(3,706,605)	-	-

Capital Share Transactions (1):
Net Proceeds from Sales of Shares	10,102,270	27,126,003	92,538,816	38,807,964	579,602	751,004
Cost of Shares Redeemed	(6,031,510)	(35,228,449)	(52,746,199)	(12,958,230)	(11,431)	(219,039)
Distributions Reinvested	2,093,442	2,586,152	5,717,315	3,181,772	-	-
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	6,164,202	(5,516,294)	45,509,932	29,031,506	568,171	531,965

Total Increase (Decrease) in Net Assets	19,504,908	(11,681,116)	56,239,035	30,804,459	702,490	540,064

Net Assets:
Beginning of Period	32,279,103	43,960,219	79,145,549	48,341,090	540,064	-

End of Period (Includes Undistributed Net Investment Income of	$51,784,011	$32,279,103	$135,384,584	$79,145,549	$1,242,554	$540,064
$0, $0, $207,131, $176,657, $0 and $0, respectively)

(1) Capital Shares Issued and Redeemed:
Shares Sold	438,894	1,262,938	8,291,834	3,683,407	53,781	77,626
Shares Redeemed	(306,336)	(1,730,017)	(4,709,651)	(1,228,290)	(1,071)	(23,010)
Distributions Reinvested	83,504	150,533	507,975	300,946	-	-
Net Increase (Decrease) from Fund Share Transactions	216,062	(316,546)	4,090,158	2,756,063	52,710	54,616

* Inception

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
BERWYN FUND
	YEAR ENDED
	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net Asset Value, Beginning of Period	$17.23	$20.07	$16.52	$16.18	$16.96

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.03)	0.05	0.30	(0.06)	(0.08)
Net Realized and Unrealized Gains (Losses)
on Securities	8.66	(1.43)	4.46	0.40	(0.70)

Total Income (Loss) from Investment Operations	8.63	(1.38)	4.76	0.34	(0.78)

Less Distributions:
Dividends from Net Investment Income	-	(0.06)	(0.24)	-	-
Distributions from Net Realized Gains	(1.08)	(1.40)	(0.97)	-	-

Total Distributions	(1.08)	(1.46)	(1.21)	-	-

Net Asset Value, End of Period	$24.78	$17.23	$20.07	$16.52	$16.18

Total Return	50.01%	(6.88%)	28.93%	2.10%	(4.60%)

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$51,784	$32,279	$43,960	$26,947	$39,310

Ratio of Total Expenses to Average Net Assets	1.41%	1.29%	1.24%	1.64%	1.39%

Ratio of Net Investment Income (Loss)
To Average Net Assets	(0.13%)	0.25%	1.32%	(0.32%)	(0.39%)

Portfolio Turnover Rate	23%	32%	37%	16%	6%

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

BERWYN INCOME FUND
	YEAR ENDED
	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net Asset Value, Beginning of Period	$10.64	$10.32	$9.76	$10.00	$10.72

Income (Loss) from Investment Operations:
Net Investment Income	0.57	0.62	0.74	0.83	0.91
Net Realized and Unrealized Gains
(Losses) on Securities	1.12	0.33	0.60	(0.25)	(0.81)

Total Income from Investment Operations	1.69	0.95	1.34	0.58	0.10

Less Distributions:
From Net Investment Income	(0.59)	(0.63)	(0.78)	(0.82)	(0.82)
From Net Realized Gains	-	-	-	-	-

Total Distributions	(0.59)	(0.63)	(0.78)	(0.82)	(0.82)

Net Asset Value, End of Period	$11.74	$10.64	$10.32	$9.76	$10.00

Total Return	16.23%	9.38%	14.12%	6.05%	0.83%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$135,385	$79,146	$48,341	$42,010	$57,341

Ratio of Total Expenses to Average Net Assets	0.67%	0.71%	0.69%	0.94%	0.77%

Ratio of Net Investment Income
To Average Net Assets	5.32%	6.16%	7.91%	7.97%	6.92%

Portfolio Turnover Rate	54%	39%	50%	12%	7%
THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
BERWYN CORNERSTONE FUND
	YEAR		05/01/02*
	ENDED		THROUGH
	12/31/03		12/31/02

Net Asset Value, Beginning of Period	$9.89		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.05)		(0.02)	#
Net Realized and Unrealized Gains (Losses)
on Securities	1.74		(0.09)	#

Total Income (Loss) from Investment Operations	1.69		(0.11)

Net Asset Value, End of Period	$11.58		$9.89

Total Return	17.09%		(1.10%)

Ratios/Supplemental Data:
Net Assets, End of Period	$1,242,554		$540,064

Ratio of Total Expenses to Average Net Assets	11.30%		39.09%	**

Ratio of Net Expenses to Average Net Assets	1.89%	+	1.62%	**+

Ratio of Net Investment Income (Loss)
to Average Net Assets	(10.07%)		(38.30%)	**

Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.66%)	+	(0.83%)	**+

Portfolio Turnover Rate	27%		18%

* Inception
** Annualized
+ After payment of expenses by the Advisor and waiver of the investment advisory fee (as noted in the Statement of Operations).
# Per share data was calculated using average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.
BERWYN FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2003

Number of
Shares	COMMON STOCKS - 86.6%	Value*

	AEROSPACE / DEFENSE - 2.3%
53,141	Ducommun Inc. +	$1,187,701

	APPLICATIONS SOFTWARE - 2.5%
75,686	EPIQ Systems, Inc. +	1,294,987

	COMMERCIAL PRINTING - 4.9%
32,950	Courier Corp.	1,267,587
84,400	Ennis Business Forms, Inc.	1,291,320
		2,558,907
	COMPUTER & PERIPHERALS - 3.1%
89,252	Printronix, Inc. +	1,615,461

	CONSUMER PRODUCTS - 2.4%
42,000	Kenneth Cole Productions, Inc.	1,234,800

	ELECTRONIC PRODUCTS - 2.2%
35,700	Barnes Group, Inc.	1,153,467

	FURNITURE MANUFACTURING - 1.8%
44,323	La-Z-Boy, Inc.	929,897

	HEALTH CARE - 4.7%
43,000	Lifepoint Hospitals, Inc. +	1,266,350
55,600	Rehabcare Group, Inc. +	1,182,056
		2,448,406
	INSURANCE - 7.4%
102,600	FPIC Insurance Group, Inc. +	2,572,182
55,470	Odyssey RE Holdings Corp.	1,250,848
		3,823,030
	MACHINERY MANUFACTURING - 3.4%
50,750	Hardinge, Inc.	589,715
40,244	Terex Corp. +	1,146,149
		1,735,864
	MANUFACTURED HOUSING - 3.9%
63,700	Drew Industries, Inc. +	1,770,860
30,000	Patrick Industries, Inc. +	247,800
		2,018,660
	MEDICAL PRODUCTS & SERVICES - 7.1%
192,826	Quidel Corp. +	2,086,377
70,300	Theragenics Corp. +	384,541
36,800	Vital Signs, Inc.	1,203,360
		3,674,278
The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	METALS & MINING - 5.2%
8,900	Impala Platinum Holdings Ltd. - SP ADR	$386,667
132,150	Westmoreland Coal Co. + **	2,312,625
		2,699,292
	OIL & GAS EXPLORATION & PRODUCTION - 8.3%
67,500	Berry Petroleum Co.	1,366,875
95,400	Callon Petroleum Co. +	989,298
80,100	Southwestern Energy Co. +	1,914,390
		4,270,563
	OIL REFINING - 2.3%
67,844	Frontier Oil Corp.	1,168,274

	PHARMACEUTICALS - 2.5%
39,000	Cima Labs Inc. +	1,271,790

	PRECISION INSTRUMENTS - 5.4%
41,870	Esterline Technology Corp. +	1,116,673
88,100	MTS Systems Corp.	1,672,138
		2,788,811
	REAL ESTATE INVESTMENT TRUSTS - 2.6%
149,100	Equity Inns, Inc.	1,349,355

	RESTAURANTS - 2.2%
29,800	IHOP Corp.	1,146,704

	RETAIL INDUSTRY - 2.5%
54,200	Blair Corp.	1,319,228

	TEXTILES - 1.4%
91,749	Dixie Group, Inc. +	702,797

	TRANSPORTATION - 2.8%
40,300	Yellow Corp. +	1,464,905

	UTILITIES - 4.5%
70,300	Duquesne Light Holdings Inc.	1,289,302
31,100	Wisconsin Energy Corp.	1,040,295
		2,329,597
	WHOLESALE DISTRIBUTION - 1.2%
31,100	Handleman Corp.	638,484

TOTAL COMMON STOCKS (Cost $25,953,994)		44,825,258

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Face
Amount	CORPORATE BONDS - 0.1%	Value*
$250,000	Campbell Resources, Inc. 7.5% CV 07/20/04	$35,000

TOTAL CORPORATE BONDS (Cost $250,000)		35,000

Number of
Shares	SHORT-TERM INVESTMENTS - 10.0%	Value*
2,618,233	Blackrock Provident Institutional Temp Cash Fund	2,618,233
2,618,233	Blackrock Provident Institutional Federal Fund	2,618,233

TOTAL SHORT-TERM INVESTMENTS (Cost $5,236,466)		5,236,466

TOTAL INVESTMENTS (Cost $31,440,460) - 96.7%		50,096,724

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.3%		1,687,287

NET ASSETS - 100%		$51,784,011

*	See Note 2 to the Financial Statements.
**	Considered to be an affiliate under the Investment Company Act of 1940
+	Non-Income Producing Security
CV	Convertible Security
SP ADR	American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2003

Number of
Shares	COMMON STOCKS - 25.2%	Value*

	BANKING - 1.2%
110,400	First Commonwealth Financial of Pennsylvania	$1,574,304

	COMMERCIAL PRINTING - 2.3%
106,900	Ennis Business Forms, Inc.	1,635,570
47,200	RR Donnelley & Sons Corp.	1,423,080
		3,058,650
	FOOD PRODUCTS - 2.3%
66,000	Conagra Foods, Inc.	1,741,740
36,000	H.J. Heinz Corp.	1,311,480
		3,053,220
	INTEGRATED OIL & GAS - 1.4%
22,000	ChevronTexaco Corp.	1,900,580

	METALS & MINING - 0.8%
26,132	Impala Platinum Holdings Ltd. - SP ADR	1,135,323

	OIL & GAS EXPLORATION & PRODUCTION - 0.5%
36,200	Berry Petroleum Co.	733,050

	PHARMACEUTICALS - 1.0%
29,000	GlaxoSmithKline PLC	1,351,980

	REAL ESTATE INVESTMENT TRUSTS - 3.9%
21,900	First Industrial Realty Trust, Inc.	739,125
34,650	Hospitality Properties Trust	1,430,352
45,800	Mid-America Apartment Communities, Inc.	1,537,964
62,600	Town & Country Trust	1,586,910
		5,294,351
	SPECIALTY CHEMICALS - 1.4%
56,000	Lubrizol Corp.	1,821,120

	TELECOMMUNICATIONS SERVICES - 1.8%
53,900	Bellsouth Corp.	1,525,370
50,884	North Pittsburgh Systems, Inc.	963,743
		2,489,113

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	UTILITIES - 8.6%
59,400	Atmos Energy Corp.	$1,443,420
34,000	Cinergy Corporation	1,319,540
69,700	Cleco Corporation	1,253,206
44,000	Duquesne Light Holdings, Inc.	806,960
26,500	Hawaiian Electric Industries	1,255,305
43,900	Laclede Gas Co.	1,253,345
63,400	Puget Energy, Inc.	1,507,018
38,100	Sempra Energy	1,145,286
68,600	Vectren Corp.	1,690,990
		11,675,070

TOTAL COMMON STOCKS (Cost $26,573,692)		34,086,761

Number of
Shares	PREFERRED STOCKS - 7.6%	Value*

	APPAREL - 0.5%
27,600	Tommy Hilfiger Corp. PFD A	721,242

	BANKING -1.1%
54,000	Household Finance Corp. PFD	1,433,700

	OIL & GAS EXPLORATION & PRODUCTION - 0.7%
31,165	Callon Petroleum Co. PFD A CV	903,785

	REAL ESTATE INVESTMENT TRUSTS - 3.6%
19,500	Equity Inns, Inc. PFD B	530,205
64,100	Highwoods Properties, Inc. PFD B	1,619,166
18,600	Hospitality Properties Trust PFD B	511,500
12,400	Prologis Trust PFD D	310,372
57,100	Prologis Trust PFD F	1,468,612
19,200	Prologis Trust PFD G	478,080
		4,917,935
	TELECOMMUNICATIONS EQUIPMENT - 1.3%
66,800	Telephone and Data Systems PFD A	1,784,228

	UTILITIES - 0.4%
5,000	Southern California Edison PFD	495,312

TOTAL PREFERRED STOCKS (Cost $9,605,027)		10,256,202

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Face
Amount	CORPORATE BONDS - 61.8%	Value*

	AUTO & AUTOMOTIVE PARTS - 2.0%
1,500,000	General Motors Corp. 7.20% 01/15/11	$1,649,229
988,000	Hertz Corp. 6.50% 05/15/06	1,039,389
		2,688,618
	BEVERAGES - ALCOHOL - 0.2%
113,000	Canandaigua Brands, Inc. 8.50% 03/01/09	118,368
175,000	Constellation Brands, Inc. 8.00% 02/15/08	194,250
		312,618
	CHEMICALS - 0.7%
1,000,000	Union Carbide Corp. 6.70% 01/01/09	990,000

	COMPUTERS & PERIPHERALS - 1.6%
2,000,000	Unisys Corp. 6.875% 03/15/10	2,165,000

	CONSUMER SERVICES - 0.8%
1,000,000	Cendant Corp. 6.25% 01/15/08	1,090,828

	CONSUMER STAPLES - 2.2%
1,425,000	Service Corp. International 6.50% 03/15/08	1,464,188
1,000,000	Service Corp. International 7.20% 06/01/06	1,040,000
500,000	Service Corp. International 7.70% 04/15/09	533,750
		3,037,938
	ELECTRICAL EQUIPMENT - 0.9%
1,200,000	Thomas and Betts Corp. 8.25% 01/15/04	1,200,000

	ENERGY SERVICES - 0.0%
20,000	Offshore Logistics, Inc. 6.125% 06/15/13	19,600

	FINANCE - 5.8%
130,000	CIT Group Holdings, Inc. 5.875% 10/15/08	140,942
2,000,000	CIT Group Holdings, Inc. 6.875% 11/01/09	2,247,112
1,000,000	Ford Motor Credit Corp. 7.375% 10/28/09	1,098,161
1,470,000	Ford Motor Credit Corp. 7.875% 06/15/10	1,642,527
2,000,000	General Motors Acceptance Corp. 6.125% 08/28/07	2,148,216
485,000	General Motors Acceptance Corp. 7.25% 03/02/11	532,097
		7,809,055
	FINANCE - BROKERAGE SERVICES - 1.5%
2,000,000	Bear Stearns Co., Inc. 5.70% 11/15/14	2,084,770

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Face
Amount	CORPORATE BONDS (Continued)	Value*

	HEALTHCARE SERVICES - 3.3%
2,375,000	Humana Inc. 6.30% 08/01/18	$2,500,186
2,005,000	Province Healthcare Co. 7.50% 06/01/13	2,005,000
		4,505,186

	HOTEL & GAMING - 3.5%
1,800,000	Aztar Corporation 8.875% 05/15/07	1,878,750
55,000	Hilton Hotels Corp. 7.20% 12/15/09	60,225
1,575,000	Hilton Hotels Corp. 7.625% 12/1/12	1,769,906
1,000,000	Mirage Resorts, Inc. 6.75% 08/01/07	1,065,000
		4,773,881
	INFORMATION SERVICES - 1.5%
2,000,000	Equifax Inc. 6.90% 07/01/28	1,966,356

	INSURANCE - 2.8%
1,439,000	CNA Financial Corp. 6.50% 04/15/05	1,494,964
1,156,000	CNA Financial Corp. 6.60% 12/15/08	1,217,399
1,000,000	CNA Financial Corp. 6.75% 11/15/06	1,066,072
		3,778,435
	INTEGRATED OIL & GAS - 2.5%
1,975,000	Marathon Oil Corp. 8.125% 07/15/23	2,381,686
1,000,000	ConocoPhillips Petroleum Co. 7.125% 03/15/28	1,061,398
		3,443,084
	MEDICAL PRODUCTS & SERVICES - 3.4%
2,151,000	AmerisourceBergen Corp. 8.125% 09/01/08	2,425,253
1,956,000	Bausch & Lomb, Inc. 6.75% 12/15/04	2,017,737
75,000	Omnicare, Inc. CV 6.125% 06/01/13	75,188
20,000	Omnicare, Inc. CV 8.125% 03/15/11	21,850
		4,540,028
	METAL FABRICATION - 1.6%
2,000,000	Alcoa, Inc. 6.00% 01/15/12	2,173,516

	METALS AND MINING - 1.0%
500,000	Campbell Resources, Inc. CV 7.50% 07/20/04	70,000
1,075,000	Phelps Dodge Corp. 8.75% 06/01/11	1,312,409
		1,382,409
	OIL & GAS EXPLORATION & PRODUCTION - 0.2%
213,000	Callon Petroleum Co. 10.25% 09/15/04	212,800

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Face
Amount	CORPORATE BONDS (Continued)	Value*

	REAL ESTATE INVESTMENT TRUSTS - 2.7%
1,972,000	Health Care REIT, Inc. 7.50% 08/15/07	$2,221,413
1,270,000	Health Care REIT, Inc. 8.00% 09/12/12	1,464,147
		3,685,560
	RESTAURANTS - 0.6%
500,000	Tricon Global Restaurants, Inc. 8.50% 4/15/06	556,250
200,000	Wendy's International Corp. 7.00% 12/15/25	216,763
		773,013
	RETAIL INDUSTRY - 6.2%
1,015,000	J.C. Penney Co., Inc. 6.00% 05/01/06	1,025,150
1,500,000	J.C. Penney Co., Inc. 8.00% 03/01/10	1,719,375
2,300,000	Rite Aid Corp. 7.125% 01/15/07	2,346,000
1,480,000	Rite Aid Corp. 7.625% 04/15/05	1,502,200
1,640,000	Saks, Inc. 7.50% 12/01/10	1,779,400
		8,372,125
	TELECOMMUNICATIONS SERVICES - 6.0%
1,000,000	AT&T Corp. 7.30% 11/15/11	1,150,980
281,000	AT&T Corp. 7.75% 03/01/07	313,533
1,456,000	Comcast Corp. 5.30% 1/15/14	1,451,165
1,400,000	Sprint Capital Corp. 6.125% 11/15/08	1,492,226
1,000,000	Sprint Capital Corp. 7.625% 01/30/11	1,120,937
1,070,000	Sprint Corporation 9.25% 04/15/22	1,299,505
1,130,000	TCI Communications, Inc. 7.875% 2/15/26	1,321,151
		8,149,497
	TOBACCO - 0.4%
500,000	Standard Commercial Corp. CV 7.25% 03/31/07	506,250

	TRANSPORTATION - 3.6%
1,500,000	Consolidated Rail Corp. 9.75% 06/15/20	2,066,724
1,000,000	CSX Corp. 7.95% 05/01/27	1,212,739
1,500,000	Southwest Airlines, Inc. 6.50% 03/01/12	1,638,694
		4,918,157
	UTILITIES - 6.8%
2,365,000	Black Hills Corp. 6.50% 05/15/13	2,397,202
1,000,000	Constellation Energy Group 7.00% 04/01/12	1,131,403
1,000,000	Edison International, Inc. 6.875% 04/15/04	1,027,500
850,000	Southern California Edison 7.625% 01/15/10	977,500
1,662,000	PSEG Power, Inc. 7.75% 04/15/11	1,956,216
1,500,000	PSI Energy Co. 6.52% 03/15/09	1,660,350
		9,150,171

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

		Value*

TOTAL CORPORATE BONDS (Cost $80,153,432)		$83,728,895

Number of
Shares	SHORT-TERM INVESTMENTS - 4.3%	Value*
2,905,149	Blackrock Provident Institutional Temp Cash Fund	2,905,149
2,905,149	Blackrock Provident Institutional Federal Fund	2,905,149

TOTAL SHORT-TERM INVESTMENTS (Cost $5,810,298)		5,810,298

TOTAL INVESTMENTS (Cost $122,142,449) - 98.9%		133,882,156

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		1,502,428

NET ASSETS - 100%		$135,384,584

*	See Note 2 to the Financial Statements.
CV	Convertible Security
PFD	Preferred Stock
SP ADR	American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.

BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2003

Number of
Shares	COMMON STOCKS - 84.0%	Value*

	AEROSPACE/DEFENSE - 4.5%
625	General Dynamics Corp.	$56,494

	COMMERCIAL PRINTING - 4.8%
1,960	RR Donnelley & Sons Corp.	59,094

	CONSUMER PRODUCTS - 8.9%
1,270	Black & Decker Corp.	62,636
2,460	Mattel, Inc.	47,404
		110,040
	ENERGY - 4.7%
1,310	Noble Energy, Inc.	58,203

	FINANCIAL SERVICES - 5.1%
1,370	Webster Financial Corp.	62,828

	FOOD PRODUCTS - 4.4%
1,505	HJ Heinz Corp.	54,827

	INFORMATION TECHNOLOGY - 4.5%
3,760	Unisys Corp. +	55,836

	I-SHARES - 8.9%
520	S&P 400 Midcap Value iShares	57,455
505	S&P 400 Midcap iShares	53,318
		110,773
	MEDICAL PRODUCTS AND SERVICES - 4.4%
1,800	Baxter International, Inc.	54,936

	INTEGRATED OIL & GAS - 4.2%
610	ChevronTexaco Corp.	52,698

	RESTAURANTS - 4.4%
1,605	Yum Brands, Inc. +	55,212

	RETAIL INDUSTRY - 11.5%
660	Best Buy, Inc.	34,478
9,780	Rite Aid Corp. +	59,071
1,600	Talbots, Inc.	49,248
		142,797

The accompanying notes are an integral part of these financial statements.

BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	SPECIALTY CHEMICALS - 4.8%
1,815	Lubrizol Corp.	$59,024

	TELECOMMUNICATIONS - 0.7%
274	Comcast Corp.+	9,002

	UTILITIES - 8.2%
840	FPL Group, Inc.	54,953
1,035	Progress Energy, Inc.	46,844
		101,797

TOTAL COMMON STOCKS (Cost $888,750)		1,043,561

TOTAL INVESTMENTS (Cost $888,750) - 84.0%		1,043,561

OTHER ASSETS IN EXCESS OF LIABILITIES - 16.0%		198,993

NET ASSETS - 100%		$1,242,554

* See Note 2 to the Financial Statements
+ Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.
BERWYN FUNDS - NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 2003

NOTE 1 - ORGANIZATION
The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company.

Berwyn Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Income Fund is a portfolio series of The Berwyn Funds. The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the ability of the issuers to meet these obligations may be affected by economic developments in their respective industries. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Cornerstone Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.
NOTE 2 - ACCOUNTING POLICIES
The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies and distribute substantially all of their taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.
Securities Transactions and Investment Income: For financial statement and reporting purposes, securities transactions are recorded on the trade date of purchase or sale. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
Under the terms of the investment advisory agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay The Killen Group, Inc. (the "Investment Advisor") an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0% of their average daily net assets, respectively. The Investment Advisor will only collect its fee from the Berwyn Cornerstone Fund when such action does not cause the Berwyn Cornerstone Fund's expense ratio to exceed 2% of its average net assets. Additionally, the Investment Advisor has agreed to pay the operational expenses of the Berwyn Cornerstone Fund that exceed 2% of its average net assets, until such time that the Advisor determines that Berwyn Cornerstone Fund has sufficient assets to pay its expenses and maintain an expense ratio of 2% or less. For the year ended December 31, 2003 the Advisor has absorbed expenses in excess of the amount required to reduce the Berwyn Cornestone Fund's expense ratio to 2%. These additional reductions may not continue

The Investment Advisor and the Officers of the Investment Advisor, together with their families, owned 401,307 shares, 177,731 shares and 35,182 shares of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively at December 31, 2003.

During the year ended December 31, 2003, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid $63,104, $85,958 and $4,780, respectively, in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Advisor, to execute certain portfolio transactions.

NOTE 4 - TAX MATTERS
The Funds distribute annually substantially all of their net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, components of net assets are adjusted to reflect tax treatment in the period in which the differences arise.

The tax character of dividends paid during the year ended December 31, 2003 were as follows:

The tax character of dividends paid during the year ended December 31, 2002 were as follows:

The Funds' distributable earnings on a tax basis were as follows:

The difference between book basis and tax basis distributable earnings, if any, is due primarily to the tax deferral of losses on wash sales and different book and tax treatment of certain bond discounts.

Capital loss carryforwards available to offset future capital gains, if any, are as follows:

As a result of net operating losses, different book and tax treatment of certain bond discounts and other reclassifications, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments were adjusted as of December 31, 2003 as follows:

At December 31, 2003, the composition of tax basis unrealized appreciation (depreciation) of investment securities for the Funds was as follows:

NOTE 5 - SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, during the period ended December 31, 2003 are summarized below:

NOTE 6 - CHANGE OF INDEPENDENT ACCOUNTANT
PricewaterhouseCoopers, LLP were previously the principal auditors for the Berwyn Funds. A decision to change auditors was approved by the Board of Trustees in their meeting on February 6, 2003 and Briggs, Bunting & Dougherty, LLP were appointed principal auditors. PricewaterhouseCoopers, LLP had served as principal auditors for each of the periods ended December 31, 1999 through 2002. Additionally, the audit reports of PricewaterhouseCoopers, LLP on the financial statements of the aforementioned portfolios that were issued for each of the periods ended December 31, 1999 through 2002 were unqualified. There were no disagreements between PricewaterhouseCoopers, LLP and the management of the funds on any auditing and accounting matters which, if not resolved, would have been referred to in their audit reports.

NOTE 7 - INVESTMENT IN AFFILIATE
As of December 31, 2003, the Berwyn Fund had an investment of $2,312,625 in Westmoreland Coal Co., which represented 4.5% of the net assets of the Fund. Robert E. Killen, the President of the Trust and an officer of the Advisor, also serves as a director of Westmoreland Coal Co. As such, the company is deemed to be an affiliate of the Trust as defined under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. The Berwyn Fund's investment activity in Westmoreland Coal is summarized as follows:

NOTICE TO SHAREHOLDERS (UNAUDITED)
For Federal income tax purposes, the Berwyn Fund hereby designates $2,165,925 of dividends paid during the year ended December 31, 2003 as capital gain dividends. The Berwyn Income Fund hereby designates 13.91% of its dividends paid during the year ended December 31, 2003 as qualifying for the maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

TRUSTEES OF THE BERWYN FUNDS (Unaudited)

Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 12/31/03
Interested Trustee
Robert E. Killen (63) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. ("BFS"), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the "NASD") since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. ("BIF") and The Berwyn Fund, Inc. ("TBF"), predecessors of the Series of the Trust (both registered investment companies managed by the adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the The Killen Group, Inc. (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the The Killen Group, Inc. from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF Over $100,000 BCF
Non-Interested Trustees
Denis P. Conlon (56) Trustee 1199 Lancaster Ave. Berwyn, PA	Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	Over $100,000 BF $10,000 - $50,000 BIF $0 BCF
Deborah D. Dorsi (48) Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001- $50,000 BF $0 - $10,000 BIF $0 BCF

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE BERWYN FUNDS

By: (Signature and Title) ___________________________    Date: ____________________
                                      Robert E. Killen, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on be behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title) ______________________________    Date: ____________________
                                      Robert E. Killen, President

By: (Signature and Title) ______________________________    Date: ____________________
                                      Kevin M. Ryan, Secretary/Treasurer